Current And Future Changes In Accounting Policies (Policies)	9 Months Ended
Jul. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Current Changes in Accounting Policies	CURRENT CHANGES IN ACCOUNTING POLICIES There were no new accounting policies that have been adopted by the Bank for the three and nine months ended July 31, 2023.
Future Changes in Accounting Policies	FUTURE CHANGES IN ACCOUNTING POLICIES The following standard has been issued, but is not yet effective on the date of issuance of the Bank’s Interim Consolidated Financial Statements.
Insurance Contracts
Insurance Contracts
The IASB issued IFRS 17,
Insurance Contracts
(IFRS 17) which replaces the guidance in IFRS 4,
Insurance Contracts
and establishes principles for recognition, measurement, presentation, and disclosure of insurance contracts. Under IFRS 17, insurance contracts are aggregated into groups which are measured at the risk adjusted present value of cash flows in fulfilling the contracts. Revenue is recognized as insurance contract services are provided over the coverage period. Losses are recognized immediately if the contract group is expected to be onerous.
The standard is effective for annual reporting periods beginning on or after January 1, 2023, which will be November 1, 2023, for the Bank. OSFI’s related Advisory precludes early adoption. The Bank will apply the standard retrospectively with restatement of comparatives, where it will recognize the cumulative effect of adopting the standard as an adjustment to the opening retained earnings balance as of November 1, 2022.
The Bank is progressing with its adoption of IFRS 17 initiative which is supported by a robust governance structure. The Executive Steering Committee includes representation from the Insurance business, Finance, Actuaries, Risk, Technology, and project management teams. Updates are also provided to the TD insurance subsidiary boards, Risk Committee, and Audit Committee of the Bank.